Exhibit 10.2

NANOVIRICIDES, INC.

INVESTOR SUBSCRIPTION AGREEMENT (the "Subscription Agreement") dated _______________, 2009 between NANOVIRICIDES, INC., a publicly-owned Nevada corporation with principal offices at 135 Wood Street, West Haven, Connecticut 06516 (the "Company") and the person or persons executing this Subscription Agreement on the last page hereof (the "Subscriber").  All documents mentioned herein are incorporated by reference.

1. Description of the Offering.  This Offering (the “Offering”) is being made solely to holders (the “Warrantholders”) of certain of the Company’s warrants, excluding those purchased in the Company’s offering closed July 7, 2009 (the “Original Warrants”) to purchase units (the “Units”) consisting of 20,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and warrants (the “Warrant Shares”) to purchase an additional 20,000 shares of Common Stock, at an exercise price of $1.00 per share, which expire in three (3) years.  The form of the Warrant is attached hereto as Appendix “A”.  The Units are being offered at the price of $10,000 per Unit (the “Unit Price”).  The Subscriber shall have the right to purchase a number of Units equal to the amount the Subscriber invested when they acquired the Original Warrants divided by the Unit Price.  This Offering is made only to Warrantholders that are accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act of 1933, as amended, and who have no need for liquidity in their investments. The Offering is for a minimum investment of $10,000, but the Warrantholders must exercise their Original Warrants by returning the original form thereof along with the exercise price to purchase all, but not less than all, of the Units equal to the number shares subscribed for in connection with the Original Subscription unless the Company, in its sole discretion, accepts fractional subscriptions. Prior to this Offering there was only a limited public market for the Common Stock and no assurance can be given that a market will be maintained so that any subscribers in this Offering may avail any benefit from the same.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2.  Terms of the Offering.  The offering will terminate at 5:00 p.m., Pacific time, on August 14, 2009, unless extended for up to an additional fifteen (15) days (the “Termination Date”) by the Company, in its sole discretion.  The Company believes that Subscribers who elect to purchase the Units may not avail themselves of the holding period of their Original Subscription in attempting to sell the Common Stock under Rule 144 of the Securities Act.  (The form of the Notice of Exercise is attached hereto as Exhibit A.)  Therefore, at a minimum, pursuant to Rule 144, the Units will not be available for resale until at least six months have passed or the Company files a registration statement to register the Units, which it has no plan or obligation to do.

3. Other Terms of the Offering.  The execution of this Subscription Agreement shall constitute an offer by the Subscriber to purchase the Units in the amount and on the terms specified herein.  The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto.  The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer.  If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber.  The Company may, in its sole discretion, accept fractional subscriptions.

4.  Subscription Procedures.  Warrantholders who wish to subscribe for the Offering, must deliver to the Company the Original Warrants, along with completed and fully executed originals of the Subscription Agreement, Subscriber Questionnaire and Notice of Exercise.  Warrantholders who elect to purchase Units less than the amount  equal to the number shares subscribed for in connection with the Original Subscription may have their subscription rejected by the Company, in it sole discretion.  The subscription price, which is $10,000 per Unit, will be payable in full upon acceptance of the subscription.  The Company reserves the right to accept fractional subscriptions.

5.  The Company's Representations and Warranties. The Company hereby represents and warrants as follows:

(a) The Company warrants and covenants that there are no material misstatements or omissions in this Subscription Agreement or any information provided of the Offering documents herein;

(b) The Company is a corporation duly formed and in good standing under the laws of the State of Nevada with a class of securities pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with full power and authority to conduct its business as presently contemplated; and

(c) The Company has the power to execute, deliver and perform this Subscription Agreement and any other agreement contemplated herein;

6.  Subscriber's Representations, Warranties and Covenants.  The undersigned understands and acknowledges that the Units are being offered and sold under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) including, Regulation D promulgated thereunder, that the undersigned acknowledges that the Units are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state or other jurisdiction.  The undersigned hereby further represents and warrants as follows:

(a)           The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Units and understands that:  (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Units is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no public market for the Units and accordingly, it may not be possible for him to liquidate his investment in the Units in case of an emergency;

(b)           The Subscriber is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act.  This representation is based on the fact that the Subscriber, inter alia, is an accredited individual who, together with the Subscriber’s spouse, have a net worth of at least $1,000,000 or the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

(c)           If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d)           The address set forth below is the Subscriber's true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e)           The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control1 ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank3 (such persons or entities in (i) – (iv) are collectively referred to as "Prohibited Persons").

(f)           The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners4, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

____________________________
1           The OFAC list may be accessed on the web at http://www.treas.gov/ofac.

2           Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.  The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws.  A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3           Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate.  A post office box or electronic address would not be considered a physical presence.  A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

4           Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity.  If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.  If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

(g)           If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber's investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority.  In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, and its respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(h)           The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.

(i)            The Subscriber has received and read or reviewed, is familiar with and fully understands the documents furnished by the Company.  The Subscriber also fully understands this Subscription Agreement and the risks associated with this interest and confirms that all documents, records and books pertaining to the Subscriber’s investment in the Units and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

(j)            The Subscriber has had an opportunity to ask questions of and receive answers from, the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Units and requested by the Subscriber has been made available or delivered to the Subscriber;

(k)           The Subscriber will be acquiring the Units solely for the Subscriber's own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l)             The Subscriber acknowledges and understands that prior to this Offering there was only a limited public market for the Units and no assurance can be given that a public market will be maintained so that any subscribers in this Offering may avail any benefit from the same;

(m)           The Subscriber's compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the Units that will develop for the Units offered hereby, or if developed, that it or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

(n)           The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Units and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o)           The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p)           The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery.  If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

7.  Risk Factors. THE SUBSCRIBER ACKNOWLEDGES THAT THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE WARRANT SHARES AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT. All of the risks and disclosures contained within the company’s filings with the securities and exchange commission, are hereby incorporated by reference.  The Subscriber represents and warrants that he or she has carefully considered and reviewed the Company’s filings with the Securities and Exchange Commission located at www.sec.gov which are hereby incorporated by reference, in reaching a determination to exercise the Warrants.

8.  Responsibility.  The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

9.  Miscellaneous.

(a) The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected.  There are no representations, warranties or covenants other than those set forth herein.

(b) The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c) This Subscription Agreement shall not be changed or terminated except as set forth herein.  All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d) A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed with the same formality as this Subscription Agreement.  The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e) The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f) Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g) This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle.  The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator.  Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the county of New York, State of New York.

(h) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE INTERESTS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS SUBSCRIPTION AGREEMENT.

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The Subscriber’s original investment was $ _________ and the Subscriber holds ________ Original Warrants.

The Subscriber hereby offers to purchase the aggregate of ___________ Units and encloses payment of $10,000 per Unit for an aggregate investment of $___________.

Signature of Subscriber

Name of Subscriber

Name of the Authorized Signatory
(If Applicable)

(Print) Street Address - Residence

(Print) City, State and Zip Code

Telephone Number

Social Security/Taxpayer I.D. Number
AGREED TO AND ACCEPTED:

As of ___________, 2009

NANOVIRICIDES, INC.

By:
Eugene Seymour, M.D., MPH
Chief Executive Officer

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CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by Persons that are accredited Subscribers. (describe entity)
________________________________________________________
________________________________________________________

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)
________________________________________________________
________________________________________________________

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)
________________________________________________________
________________________________________________________

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

The undersigned is an entity (other than a trust) all of the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category H alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)
______________________________________________________

The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties made by the undersigned in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______                                NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public	Private	Public or Private
Companies	Companies	[ ]

Frequently
Occasionally
Never

 (f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                NO_______

(g)  For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                NO_______

(h)  For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                NO_______

(i)  For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                NO_______

(j)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                NO_______

4.             FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

YES_______                                NO_______

If yes, please describe:

If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

5.             The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company, its counsel and agents will rely on them.

Sign Name:

Print Name:

Date:

EXHIBIT A

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NANOVIRICIDES, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.

_______, 2009	Warrant No.:_____

COMMON STOCK PURCHASE WARRANT

Right to Purchase ______ Shares of Common Stock of

NANOVIRICIDES, INC.

NANOVIRICIDES, INC., a corporation organized under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, ____________________ ____________, or its successors or assigns (the “Holder”) is entitled to purchase from the Company upon the due exercise hereof, and subject to the terms and conditions herein, from the date of issue of this warrant (the “Warrant”) until the third (3rd) anniversary of the issuance hereof (the "Expiration Date"), all or any part of __________ fully paid and non-assessable shares of common stock, no par value per share (the "Common Stock") of the Company, upon surrender hereof, with the exercise form annexed hereto duly completed and executed, at the office of the Company and upon simultaneous payment therefore in cash or by certified or official bank check, payable to the order of the Company, at a per share exercise price (“Exercise Price”) of One Dollar ($1.00), subject to adjustment as provided herein.

1.             Restriction on Transfer.  No resale of the Warrant or of any of the shares of Common Stock underlying the exercise of the Warrant (the “Underlying Stock”) will be made unless such resale is registered pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the "Commission") or an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). By acceptance of this agreement, the Holder agrees, for itself and all subsequent holders, that prior to making any disposition of the Warrant or of any Underlying Stock, the Holder shall give written notice to the Company describing briefly the proposed disposition; and no such disposition shall be made unless and until (i) the Company has notified the Holder that, in the opinion of counsel satisfactory to it, no registration or other action under the Securities Act is required with respect to such disposition (which opinion may be conditioned upon the transferee's assuming the Holder's obligation hereunder); or (ii) a registration statement under the Securities Act has been filed by the Company and declared effective by the Commission or other such similar action has been taken.

2.             Expiration of Warrant.  Unless this Warrant and the Exercise Price are tendered as herein provided before the close of business on the Expiration Date, this Warrant will become wholly void and all rights and obligations set forth herein shall expire and terminate.

3.             Partial Exercise.  If this Warrant is exercised for less than all the shares that may be purchased upon the exercise hereof, the Warrant shall be surrendered by the Holder and replaced with a new warrant of like tender in the name of the Holder providing for the right to purchase the number of shares of Underlying Stock as to which this Warrant has not yet been exercised.

4.             Adjustments.  The Exercise Price and the number of shares of Underlying Stock of the Company issuable pursuant to such exercise is subject to adjustment as follows:

(a)           In case the Company shall at any time declare a stock dividend or stock split on the outstanding shares of Common Stock in shares of its Common Stock, then the Exercise Price and number of shares of Underlying Stock shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares which if such Warrant had been exercised immediately prior to such time, he or she would have owned upon such exercise and been entitled to receive by virtue of such dividend.

(b)           In case the Company shall at any time subdivide or combine the outstanding shares of the Common Stock, the Exercise Price, initial or adjusted, in effect immediately prior to such subdivision or combination shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

(c)           In case of any capital reorganization, sale of substantially all the assets of the Company, or any reclassification of the shares of Common Stock of the Company, or in case of any consolidation with or merger of the Company into or with another corporation, then as a part of such reorganization sale reclassification, consolidation or merger, as the case may be, provision shall be made so that the registered owner of the Warrant evidenced hereby shall have the right thereafter to receive upon the exercise thereof the kind and amount of shares of stock or other securities or property which he would have been entitled to receive if immediately prior to such reorganization, reclassification, consolidation or merger, he had held the number of shares of Underlying Stock which were then issuable upon the exercise of the Warrant evidenced hereby, to the end that the provisions set forth (including provisions with respect to adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of such Warrants.

(d)           If the Company at any time makes any spin-off, split-off, or distribution of assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, spin-off, or by way of return of capital, or other than as dividend payable out of earnings or any surplus legally available for dividends, the Holder then outstanding shall, upon the exercise of the Warrant, receive, in addition to the shares of Common Stock then issuable on exercise of the Warrant, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of the distributions) which would have been payable to such holder had he or she exercised the Warrant immediately prior to the record date for such distribution.

(e)           When any adjustment is required to be made to the Exercise Price, the number of shares of Common Stock issuable shall be determined as provided for in paragraph (f) hereof. No fractional shares of Common Stock shall be issued upon the exercise of the Warrant.  The Company shall round all fractional shares to the next whole share.

(f)           Whenever the Exercise Price is adjusted as provided above, the number of shares of Underlying Stock immediately prior to such adjustment shall be increased, effective simultaneously with such adjustment, by a number of shares of Common Stock computed by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect upon such adjustment, and the number of shares of Underlying Stock arrived at by making said computation shall be added to the number of shares of Underlying Stock immediately prior to such adjustment. The total number of shares arrived at by making the computation provided for in the immediately preceding sentence shall thereupon be the number of shares of Common Stock issuable upon exercise or the Warrant and the Company shall forthwith determine the new Exercise Price.

5.             Delivery of Underlying Stock.  As soon as practicable after the exercise hereof, the Company shall deliver a certificate or certificates for the number of full shares of Underlying Stock, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same provided no sale, offer to sell or transfer of the Underlying Stock or of this Warrant, or of any shares or other securities issued in exchange for or in respect of such shares, shall be made unless a registration statement under the Act, with respect to such shares, is in effect or an exemption from the registration requirements of such Act is applicable to such shares.

6.             Condition of Exercise of Warrant.

(a)           Unless exercised pursuant to an effective registration statement under the Securities Act which includes the Underlying Stock, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the recipient in the form attached hereto as Exhibit A-1, that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

(b) Each certificate evidencing the Underlying Stock issued upon exercise of this Warrant, shall be stamped or imprinted with a legend substantially in the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to NanoViricides, Inc., that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

Subject to this Section 6, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

7.             Representations and Warranties of the Company.  The Company represents and warrants to the Holder as follows:

(a)           This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

(b)           The Underlying Stock has been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

(c)           The execution and delivery of this Warrant are not, and the issuance of the Underlying Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or By-laws, as amended.

8.             Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a)           This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Underlying Stock issuable upon exercise of this Warrant is being acquired for investment and not with a view toward distribution or resale.

(b)           The Holder understands that the Warrant and the Underlying Stock have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

(c)           The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Underlying Stock and of protecting its interests in connection therewith.

(d)           The Holder is able to bear the economic risk of the purchase of the Underlying Stock pursuant to the terms of this Warrant.

9.             Rights of Stockholders.  No holder of this Warrant shall be entitled, as a warrant-   holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10.           Miscellaneous.

(a)           This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(b)           This Warrant shall be governed by and construed in accordance with the laws of State of Nevada without regard to principles of conflicts of laws.  Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Company may choose to waive this provision and bring an action outside the state of New York.

(c)           The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(d)           The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(e)           The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Underlying Stock.

(f)           This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(g)           Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(h)           This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

(i)            Receipt of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: _____________, 2009

NANOVIRICIDES, INC.

By:
Name:
Title:

Warrant Holder: ________________________________

Address: